January 19, 2010

Mr. H. Walt Dunagin
Executive Vice President
Reef Oil & Gas Partners, L.P.
Reef Exploration, L.P.
1901 North Central Expressway, Suite 300
Richardson, Texas 75080

Re:     Post Closing PUDs

Dear Walt:

Reference is made to that certain Purchase and Sale Agreement dated December 18, 2009 and effective as of December 1, 2009 by and between RCWI, L.P. (“Buyer”) and Azalea Properties, Ltd. (“Seller”) providing for the purchase by Buyer of certain assets of Seller (the “PSA”). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the PSA.

This Letter Agreement (“Letter”) shall set forth the understanding of Buyer and Seller with regard to the Proven Undeveloped (“PUD’s”) opportunities.

By their execution hereof, Buyer and Seller agree as follows:

1.           Pursuant to Section 2.02(a) of the PSA, the Purchase Price to be paid by Buyer to Seller at Closing shall be adjusted upward by the amount of $966,897.00, representing the allocated value of the PUD’s for which Seller has provided supporting documentation as of the Closing Date.

2.           Commencing on the Closing Date and ending ninety (90) days thereafter (the “Post Closing Period”), Seller shall use commercially reasonable efforts to provide Buyer with additional land maps and documentation evidencing Seller’s ownership in the leaseholds where the individual PUD’s are located (the “PUD Documentation”) for the properties set forth on Exhibit A hereto. Upon receipt of the PUD Documentation, but in no event later than five (5) days following expiration of the Post Closing Period, Buyer shall prepare and provide to Seller an updated Exhibit D to the PSA showing the revised calculation of the allocated value of the PUD’s.

3.           Buyer and Seller shall, within five (5) days following receipt by Seller of the revised Exhibit D, enter into good faith negotiations regarding the revised calculation of the allocated value of the PUD’s (the “PUD Price Increase”). Within five (5) days following agreement by Seller and Buyer of the PUD Price Increase, Buyer shall pay to Seller the amount of such PUD Price Increase, in immediately available funds, via wire transfer as set forth in the Settlement Statement.

Very truly yours,

Azalea Properties, Ltd.

By:	Maple Ridge Property Company
Its sole general partner

	By:	/s/ Frances Marianne Talbot
Frances Marianne Talbot
President

Accepted and Agreed to
this 19 day of January 2010:

RCWI, L.P.

By:	RCWI, GP, LLC
Its general partner

	By:	/s/ Michael J Mauceli
Michael J Mauceli, Manager

Exhibit A

PUDS

Exhibit A (Post Closing Value to be Established)
Attached to that certain Letter Agreement, dated January 19, 2010 by and between Azalea Properties, Ltd. and RCWI, L.P.

Case Name	New Resv Cat	OPERATOR	COUNTY	STATE	MAJOR	WI	RI	Reef Value PV 0
CLEVELAND 4 PUD	PUD	ZEPHYR OPERATING LLC	HEMPHILL	TX	GAS	4.2	4.98701	0.000

COOT MOORE PUD #2	PUD	MOSBACHER ENERGY COMPANY	COVINGTON	MS	OIL	1.875	1.5
COOT MOORE PUD #1	PUD	MOSBACHER ENERGY COMPANY	COVINGTON	MS	OIL	1.875	1.5
SECTION 09 PUD 06 - 6	PUD	ZEPHYR OPERATING LLC	ROGER MILLS	OK	GAS	6.375	4.9725	0.000
SECTION 09 PUD 05 - 5	PUD	ZEPHYR OPERATING LLC	ROGER MILLS	OK	GAS	6.375	4.9725	0.000
SECTION 10 PUD 07 - 7	PUD	ZEPHYR OPERATING LLC	ROGER MILLS	OK	GAS	6.375	4.9725	0.000
SECTION 09 PUD 04 - 4	PUD	ZEPHYR OPERATING LLC	ROGER MILLS	OK	GAS	6.375	4.9725	0.000
SAYRE RANCH SEC 5 #6-5 PUD	PUD	ZEPHYR	ROGER MILLS	OK	GAS	6	4.68	0.000
INDIANOLA PUDS 1-10	PUD	THE CUMMINGS COMPANY	ERATH	TX	GAS	3.75	2.8125

PUD 1-H	PUD	CHESAPEAKE OPERATING INC	WASHITA	OK	GAS	1.61989	1.21492
WEDMAN #4 PUD (Offset To Ro	PUD	PREMIER ENERGY LLC	CANADIAN	OK	GAS	5.375	4.07916
SECTION 10 PUD 08 - 8	PUD	ZEPHYR OPERATING LLC	ROGER MILLS	OK	GAS	6.375	4.9725	0.000
SECTION 09 PUD 03 - 3	PUD	ZEPHYR OPERATING LLC	ROGER MILLS	OK	GAS	6.375	4.9725	0.000
SECTION 89 PUD 01 (Morrow)	PUD	ELAND ENERGY	HEMPHILL	TX	GAS	2.5	1.875	0.000
BILLIE DEAN SEC 7 #1-7H PUD	PUD	CHESAPEAKE OPERATING INC	ROGER MILLS	OK	GAS	1.90433	1.59964	0.000
SEMITROPIC #1 PUD - 1-1	PUD	PREMIER ENERGY LLC	MONTREY	CA	OIL	3.52941	2.64706
BLACKSTONE MINERALS #1-32	PUD	GUNGOLL CARL E EXPLORAT	PEARL RIVER	MS	GAS	5	3.5

OLSON SECTION 27 PUD	PUD	B&W OPERATING LLC	ROGER MILLS	OK	GAS	1.82143	1.36607

PUD 1	PUD	GUNGOLL CARL E EXPLORAT	PEARL RIVER	MS	OIL	2.09559	1.57169
BS HORIZONTAL PUD 2	PUD	L E JONES OPERATING INC	CARTER	OK	GAS	3.05276	2.28957
BS HORIZONTAL PUD 3	PUD	L E JONES OPERATING INC	CARTER	OK	GAS	3.05276	2.28957
WILLIAM 29 #6 H PUD	PUD	KEITH F WALKER	ELLIS	OK	GAS	1.23438	0.89614
HARTMAN #2-9 PUD	PUD	QUESTAR EXPL & PROD CO	ROGER MILLS	OK	GAS	1.5	1.1555
RUTH ANN PUD #2 - 1-35	PUD	CONTINENTAL RESOURCES II	BLAINE	OK	GAS	2.06167	1.54625
RUTH ANN PUD #1 - 1-35	PUD	CONTINENTAL RESOURCES II	BLAINE	OK	GAS	2.06167	1.54625
DOBSON RANCH SEC 6 #2-6 PUD	PUD	CHESAPEAKE OPERATING INC	ROGER MILLS	OK	GAS	1.89001	1.53514	0.000
DOBSON RANCH SEC 6 #3-6 PUD	PUD	CHESAPEAKE OPERATING INC	ROGER MILLS	OK	GAS	1.89001	1.53514	0.000
DOBSON RANCH SEC 6 #4-6 PUD	PUD	CHESAPEAKE OPERATING INC	ROGER MILLS	OK	GAS	1.89001	1.53514	0.000

Case Name	New Resv Cat	OPERATOR	COUNTY	STATE	MAJOR	WI	RI	Reef Value PV 0
MEADOWS 89-04 PUD	PUD	ELAND ENERGY	HEMPHILL	TX	GAS	3	2.55	0.000
PUD 1	PUD	RANKEN ENERGY CORPORAT	MC CLAIN	OK	GAS	8.85417	6.64063
LEON #2-09 PUD	PUD	SOUTHERN BAY OPERATING,	ROGER MILLS	OK	GAS	2.40949	1.82445
TIGER PUD #6	PUD	GUNGOLL CARL E EXPLORAT	GAINES	TX	OIL	3	2.16
TIGER PUD #4	PUD	GUNGOLL CARL E EXPLORAT	GAINES	TX	OIL	3	2.16
TIGER PUD #5	PUD	GUNGOLL CARL E EXPLORAT	GAINES	TX	OIL	3	2.16
TIGER PUD #2	PUD	GUNGOLL CARL E EXPLORAT	GAINES	TX	OIL	3	2.16
TIGER PUD #3	PUD	GUNGOLL CARL E EXPLORAT	GAINES	TX	OIL	3	2.16
TIGER PUD #1	PUD	GUNGOLL CARL E EXPLORAT	GAINES	TX	OIL	3	2.16

GATLIN 3-14 PUD	PUD	ELAND ENERGY	HEMPHILL	TX	GAS	2.5	2.125	0.000
BLACKSTONE MINERALS #1-30	PUD	GUNGOLL CARL E EXPLORAT	PEARL RIVER	MS	GAS	5	3.5
LEON #1-09 PUD	PUD	SOUTHERN BAY OPERATING,	ROGER MILLS	OK	GAS	2.40949	1.82445
BUCKTHAL #3-25 PUD	PUD	FOREST OIL CORPORATION	HEMPHILL	TX	GAS	2.0625	1.55375
BOSWELL #2-11 PUD	PUD	SOUTHERN BAY OPERATING,	ROGER MILLS	OK	GAS	2.40949	1.82445

MEADOWS 89-05 PUD	PUD	ELAND ENERGY	HEMPHILL	TX	GAS	2.5	2.125	0.000

CIMARRON SAM FEDERAL 5-1	PUD	KEITH F WALKER	MEADE	KS	GAS	3.75	2.8125
BOSWELL #3-11 PUD	PUD	SOUTHERN BAY OPERATING,	ROGER MILLS	OK	GAS	2.40949	1.82445
MEADOWS 89-02 PUD	PUD	ELAND ENERGY	HEMPHILL	TX	GAS	2.5	2.125	0.000

MCKNIGHT PUD 2 SECTION 5	PUD	BURNETT OIL CO INC	CRANE	TX	OIL	2.30901	1.87608
MCKNIGHT PUD 1 SECTION 5	PUD	BURNETT OIL CO INC	CRANE	TX	OIL	2.30901	1.87608
Cay 1-1 TWIN PUD - 1-3	PUD	PREMIER ENERGY LLC	CANADIAN	OK	GAS	3.75	2.8125
SECTION 58 SENE PUD	PUD	APACHE CORP	WHEELER	TX	GAS	0.5249	0.37793	0.000
SECTION 58 SESE PUD	PUD	APACHE CORP	WHEELER	TX	GAS	0.5249	0.37793	0.000
BREEDLOVE LOC B-46 PUD	PUD	ROFF OPERATING COMPANY	MARTIN	TX	OIL	0.22949	0.19581
LEON #2-10 PUD	PUD	SOUTHERN BAY OPERATING,	ROGER MILLS	OK	GAS	1.4804	1.11502
LOCATION #07 PUD	PUD	CABOT OIL & GAS CORP	MCMULLEN	TX	GAS	6.23438	4.67495
BREEDLOVE LOC B-42 PUD	PUD	ROFF OPERATING COMPANY	MARTIN	TX	OIL	0.22949	0.19581
KAECHELE #1 PUD	PUD	H L BROWN OPERATING CO	COLORADO	TX	GAS	1.56706	1.33185
SECTION 58 NWSE PUD	PUD	APACHE CORP	WHEELER	TX	GAS	0.5249	0.37793	0.000
ADAM #28-2 PUD	PUD	KEITH F WALKER	MEADE	KS	GAS	1.5625	1.17522
WILL 4-1	PUD	KEITH F WALKER	MEADE	KS	GAS	1.5625	1.17522

Case Name	New Resv Cat	OPERATOR	COUNTY	STATE	MAJOR	WI	RI	Reef Value PV 0
MCKNIGHT PUD 3 SECTION 5	PUD	BURNETT OIL CO INC	CRANE	TX	OIL	2.30901	1.87608

BUCKINGHAM 205 - 2-5	PUD	SANGUINE	WHEELER	TX	OIL	0.5249	0.41073	0.000
PATTY #2-33 PUD	PUD	RANKEN ENERGY CORPORAT	MCCLAIN	OK	OIL	2.525	1.9695
LEE #4-3 PUD	PUD	CHESAPEAKE OPERATING INC	HEMPHILL	TX	GAS	1.3125	0.98438
AB&M SECTION 6 SENE PUD	PUD	APACHE CORP	WHEELER	TX	GAS	0.5249	0.41073	0.000
AB&M SECTION 5 NWSW PUD	PUD	APACHE CORP	WHEELER	TX	GAS	0.5249	0.41073	0.000
SECTION 59 SWSE PUD	PUD	APACHE CORP	WHEELER	TX	GAS	0.5249	0.37793	0.000
LOCATION #08 PUD	PUD	CABOT OIL & GAS CORP	MCMULLEN	TX	GAS	5.19531	3.89358
SECTION 58 SESW PUD	PUD	APACHE CORP	WHEELER	TX	GAS	0.5249	0.37793	0.000
SOUTHFORK PUD	PUD	CHESAPEAKE OPERATING INC	CANADIAN	OK	GAS	1.5625	1.17188
ROWEN #2-6 PUD	PUD	SOUTHERN BAY OPERATING,	ROGER MILLS	OK	OIL	1.33403	1.00052
PUD 2 - 1-5	PUD	APACHE CORPORATION	WHEELER	TX	OIL	0.5249	0.41073	0.000
PUD 1 - 1-5	PUD	APACHE CORPORATION	WHEELER	TX	OIL	0.5249	0.41073	0.000
MARCUM #4-28 PUD	PUD	RANKEN ENERGY CORPORAT	MCCLAIN	OK	OIL	2	1.56
PATTY #4-33 PUD	PUD	RANKEN ENERGY CORPORAT	MCCLAIN	OK	OIL	2	1.56
LODE #1 PUD	PUD	KEITH F WALKER	MEADE	KS	GAS	1.5625	1.17522
FILLINGIM 88-11 PUD	PUD	LINN OPERATING INC.	HEMPHILL	TX	GAS	0.96341	0.76109	0.000
SECTION 59 NESE PUD	PUD	APACHE CORP	WHEELER	TX	GAS	0.5249	0.37793	0.000
RENO 27-1 PUD	PUD	KEITH F WALKER	MEADE	KS	GAS	1.5625	1.17522
JUANITA EMMETT #2-1 PUD	PUD	SOUTHERN BAY OPERATING,	ROGER MILLS	OK	OIL	1.25	0.96875
COLTHARP 2-58 - 2-58	PUD	SANGUINE GAS EXPLORATIO	WHEELER	TX	OIL	0.5249	0.37793	0.000
WILLIAM 29 #5 H PUD	PUD	KEITH F WALKER	ELLIS	OK	GAS	1.23438	0.89614
AB&M SECTION 5 SESE PUD	PUD	APACHE CORP	WHEELER	TX	GAS	0.5249	0.41073	0.000
HOGAN #1 PUD	PUD	KEITH F WALKER	MEADE	KS	GAS	1.5625	1.17522
PONDEROSA #33-02 PUD	PUD	KEITH F WALKER	MEADE	KS	GAS	1.5625	1.17522
BONANZA 28-1 PUD	PUD	KEITH F WALKER	MEADE	KS	GAS	1.5625	1.17522
CHEROKEE PUD SEC 59 NENE	PUD	APACHE CORP	WHEELER	TX	GAS	0.5249	0.37793	0.000
MARCUM #3-28 PUD	PUD	RANKEN ENERGY CORPORAT	MCCLAIN	OK	OIL	2	1.56
LITTLE JOE 28-2 PUD	PUD	KEITH F WALKER	MEADE	KS	GAS	1.5625	1.17522
MARCUM #2-28 PUD	PUD	RANKEN ENERGY CORPORAT	MCCLAIN	OK	OIL	2	1.56
CAROLYN 105	PUD	SANGUINE GAS EXPLORATIO	WHEELER	TX	OIL	0.5249	0.37793	0.000

BROWN 205 - 2-5	PUD	SANGUINE GAS EXPLORATIO	WHEELER	TX	OIL	0.375	0.29211	0.000
PATTY #3-33 PUD	PUD	RANKEN ENERGY CORPORAT	MCCLAIN	OK	OIL	2	1.56
SIDNEY 2-2 SESE PUD	PUD	APACHE CORPORATION	WHEELER	TX	GAS	0.5249	0.40747	0.000
SECTION 58 NWSW PUD	PUD	APACHE CORP	WHEELER	TX	GAS	0.5249	0.37793	0.000
AB&M SECTION 6 NWNE PUD	PUD	APACHE CORP	WHEELER	TX	GAS	0.5249	0.41073	0.000

Case Name	New Resv Cat	OPERATOR	COUNTY	STATE	MAJOR	WI	RI	Reef Value PV 0
AB&M SECTION 5 SESW PUD	PUD	APACHE CORP	WHEELER	TX	GAS	0.5249	0.41073	0.000
MORRIS #2-6 PUD	PUD	SOUTHERN BAY OPERATING,	ROGER MILLS	OK	OIL	1.06722	0.80042
HOSS 21-3 PUD	PUD	KEITH F WALKER	MEADE	KS	GAS	1.5625	1.17522
RAY, G. F. #1 PUD	PUD	BURK ROYALTY CO	UPSHUR	TX	GAS	1.875	1.40625
LOCATION #02 PUD	PUD	CABOT OIL & GAS CORP	MCMULLEN	TX	GAS	3.11719	2.33415
PUD 11 - PUD11	PUD	RANKEN ENERGY CORPORAT	MC CLAIN	OK	GAS	2	1.56
PUD 10 - PUD10	PUD	RANKEN ENERGY CORPORAT	MC CLAIN	OK	GAS	2	1.56
PUD 09 - PUD9	PUD	RANKEN ENERGY CORPORAT	MC CLAIN	OK	GAS	2	1.56
PUD 08 - PUD8	PUD	RANKEN ENERGY CORPORAT	MC CLAIN	OK	GAS	2	1.56
PUD 07 - PUD7	PUD	RANKEN ENERGY CORPORAT	MC CLAIN	OK	GAS	2	1.56
SECTION 59 NENE PUD	PUD	APACHE CORP	WHEELER	TX	GAS	0.5249	0.37793	0.000
CHEROKEE PUD SEC 59 NENW	PUD	APACHE CORP	WHEELER	TX	GAS	0.5249	0.37793	0.000
HUNT #2-27 PUD	PUD	RANKEN ENERGY CORPORAT	MCCLAIN	OK	OIL	2	1.56
CHEROKEE PUD SEC 59 SWNE	PUD	APACHE CORP	WHEELER	TX	GAS	0.5249	0.37793	0.000
OBENCHAIN D3H PUD	PUD	RANGE RESOURCES	DENTON	TX	GAS	0.625	0.4625
WEYERHAEUSER 24-15 1 PUD	PUD	TELLUS OPERATING GROUP	JEFF DAV	MS	GAS	0.17578	0.1292
OBENCHAIN D4H PUD	PUD	RANGE RESOURCES	DENTON	TX	GAS	0.625	0.4625
SHIRAZ 1 PUD - 1	PUD	TELLUS OPERATING GROUP	JEFF DAV	MS	GAS	0.1296	0.11795
CORDES 2-15 PUD - 1-15	PUD	LINN OPERATING INC.	CUSTER	OK	GAS	0.13365	0.1211
GRAND CANYON PUD 2	PUD	BABCOCK & BROWN ENERGY	OTSEGO	MI	GAS	0.76765	0.58075
GRAND CANYON PUD 1	PUD	BABCOCK & BROWN ENERGY	OTSEGO	MI	GAS	0.76765	0.58075
								Total
Total								0.000